Filed pursuant to Rule 497
File No. 333-178548

Supplement dated January 12, 2015
to
Prospectus dated April 28, 2014

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This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of HMS Income Fund, Inc. (the “Company”) dated April 28, 2014 (as supplemented and amended, the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the Securities and Exchange Commission and is available at www.sec.gov or by calling (888) 446-3773. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.
You should carefully consider the “Risk Factors” beginning on page 26 of the Prospectus before you decide to invest.
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Decrease in Public Offering Price
On January 9, 2015, we decreased our public offering price from $10.00 per share to $9.75 per share.  This decrease in the public offering price will be effective as of our January 15, 2015 weekly closing.  In accordance with our share pricing policy, our board of directors determined that a reduction in the public offering price per share was warranted following a decline in our estimated net asset value per share to an amount more than 5% below our then-current net offering price.  The decline in our estimated net asset value per share was primarily driven by the recent impact of broad price declines in the high yield bond and leveraged loan markets and the effect of declining oil prices on our investments in companies in the oil and gas sector.  As a result of the decrease in our public offering price per share, our maximum combined sales commission and dealer manager fee per share and the net proceeds per share will correspondingly decrease from $1.00 to $0.97 and $9.00 to $8.78, respectively.